EXHIBIT 10.11 Stock Compensation Plan

                               CONSENT MINUTES
                             BY THE DIRECTORS OF
                           ISHOPNOMARKUP.COM, INC.

                              January31, 1999

The undersigned directors of iShopNoMarkup.com, Inc. (the "Corporation"), do hereby take, ratify, confirm and approve the following actions:

Issuance of Shares
------------------

RESOLVED, that the Corporation hereby issue shares of Common Stock to the persons listed below and in the amounts set forth opposite their names in consideration of the organizational efforts and consulting services performed on behalf of the Corporation by each of them:

           Matt Patisso            50,000 shares
           David Nick DiLucia      50,000 shares
           Scott Brockop          150,000 shares
           Sal Valente            100,000 shares
           Stella Aghravi          10,947 shares

RESOLVED, that Messrs. Scott Brockup and Sal Valente receive the aforementioned shares in lieu of the shares agreed upon in their respective employment agreements.

RESOLVED, that the Corporation hereby issue 26,316 shares of Common Stock to Danny DiLucia.

RESOLVED, that the Corporation will rely on the exemption from registration found in Section 4(2) of the Securities Act of 1933, as amended (the "Act") for issuance of the shares to the persons set forth in this section.

RESOLVED, that the certificates representing the shares to be issued to the persons set forth in this section shall include a legend in substantially the following language indicating that the shares are "restricted securities" as defined in the Rules and Regulations of the Act, as amended:

The shares represented by this Certificate have not been registered under the Securities Act of 1933 (the "Act"), and are "restricted securities" as that term is defied in Rule 144 under the Act. The shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company.

Issuance of Options:
--------------------

RESOLVED, that Chns Dmiinich hereby is granted options to purchase 7,500 shares of Common Stock, exercisable for ten years at a price of $050 per share, and the officers of the Corporation are authorized and directed to prepare a stock option agreement for Mr. Diniinich evidencing such option grant.

RESOLVED FURTHER, that the proper officers of the Corporation are hereby authorized and directed to take all such further action and to execute and deliver all such instruments and documents in the name and on behalf of the Corporation as in their judgment shall be necessary, proper or advisable in order to fully carry out the intent and to accomplish the purposes of the foregoing resolutions.

Rescission of Previously Dated January, 2000 Consent Minutes:
-------------------------------------------------------------

RESOLVED, that any prior consent minutes approved by the Board of Directors for January 3, 2000 are superseded by these consent minutes and are null and void and have no force and effect.

IN WITNESS WHEREOF, the directors of iShopNoMarkup.com, Minutes to be effective as of the date first set forth above.

EXHIBIT 10.11 ELEASIAN

                                  AGREEMENT

Agreement dated 21 December, 1999, is among and between iShopNoMarkup.com, Inc., having a place of business at 334 Main Street, Port Washington NY 11050 (Herein "iShop" or "Company") and ED Eleasian having a place of business at 53 Kirkwood Rd., Port Washington, NY 11050 (herein "ED")

WHEREAS, iShop is in the process of developing an Internet Mall and requires assistance in developing it's concepts and Internet related projects, and

WHEREAS, ED is desirous of working with iShop to develop iShop's concepts and provide assistance to iShop and be responsible for certain aspects of iShop's duties and responsibilities as determined by the Board of Directors of iShop (BOD), and ED accepts such responsibilities as determined by the BOD of iShop,

NOW THEREFORE, in consideration of mutual promises, covenants, undertakings, terms and condition and other good and valuable consideration, as contained herein, iShop and ED (Herein "The Parties"), agree as follows:

1. ED shall be responsible for duties and obligations assigned to ED by he BOD, and

2. ED shall serve as ---------- (Herein "---") of iShop, and advise the Board of Directors of iShop of the best approaches in execu g the Company's plans, concepts and projects, and

3. ED shall coordinate his activities with other entities referred to ED by the Company in developing the concepts of the Company, and executing the Company's plans, and One Hundred and Fifty Thousand Shares.

4. iShop shall issue options to ED to purchase ---- shares of iShop's non-voting common stock exercisable at $0.50 per share.

5. At a minimum, ED will be on post from -- am to -- hours per week pm on weekdays, and ED will make himself available for presentations, meetings, analysis, research, development and field work as required by the Board of Directors of the Company. ED shall be paid a salary of$ -- per week for his time on post

6. The Stocks issued to ED are subject to whatever uniform restrictions as required by law. These are the same restrictions that the Officers of the Company are subject to.

7. ED shall keep all information about the Company and it's contacts, methods of operation and business concepts confidential, and shall not divulge this information to any other parties, without express written permission of the Company.

8. ED shall not engage in any projects that are similar or in competition with the company.

9.Term - The Term of This Agreement shall commence on the first day above written and continue in force until one year after the Company goes public.

10. This Agreement may be replaced by incorporating similar provisions into the shareholder's agreement or a more complete agreement at a later date with consent of the Board of Directors and ED.

11. The Company shall assist ED with resources reasonably available to the Company at the discretion of the Board of Directors of the Company.

12. This agreement is subject to New York Law.

15. In case of non-fulfillment of duties all privileges granted under this Agreement are terminated, and any Stock issued in good faith and stock option are invalid immediately and shall be returned to the Company. Notice will be issued for corrective measures prior to any termination.

16. ED agrees not to circumvent the Company in any way and not assist or work with any and all competing companies and entities during the termination of this Agreement (3 year cap).

IN WITNESS WHEREOF, the parties have executed this Agreement as of the first day written above:

iShopNoMarkup.com, Inc.

By:

      YOUSE NEISSANI
      --------------
      Yousef Neissani - CEO

Name:
     ED ELEASIAN
     -----------
     ED Eleasian

Rider for agreement between iShopNoMarkup.com, Inc.& Ed Eleasian.

Ed Eleasian will receive the following for his time & efforts spent on enhancing iShopNoMarkup.com.

A) To start Ed will be given 500,000 shares of Ishop stock.

B) Ed will be given increased number of shares for his efforts on behalf of Ishop for different projects to be capped off at 2 million shares on a per project basis.

C) Ed will sit on the board of directors at Ishop and will ave voting rights, upon board approval.

D) With respect to item 15 on agreement; all stocks & stock options vested to Ed until the date of termination which were issued in good faith shall remain valid and in full force and effect.

      YOUSE NEISSANI                         ED ELEASIAN
      --------------                         ------------
      Yousef Neissani - CEO                  ED Eleasian

(Herein "iShop" or "Company") and David Nick DiLucia having a place of business at 53 Kirkwood Rd., Port Washington, NY 11050 (herein "Nick")

WHEREAS, iShop is in the process of developing an Internet Mall and requires assistance in developing it's concepts and Internet related projects, and

WHEREAS, Nick is desirous of working with iShop to develop iShop's concepts and provide assistance to iShop and be responsible for certain aspects of iShop's duties and responsibilities as determined by the Board of Directors of iShop (BOD), and Nick accepts such responsibilities as determined by the BOD of iShop,

NOW THEREFORE, in consideration of mutual promises, covenants, undertakings, terms and condition and other good and valuable consideration, as contained herein, iShop and Nick (Herein "The Parties"), agree as follows:

1. Nick shall be responsible for duties and obligations assigned to Nick by he BOD, and

2. Nick shall serve as Chief Operating Officer (Herein "COO") of iShop, and advise the Board of Directors of iShop of the best approaches in executing the Company's plans, concepts and projects, and

3. Nick shall coordinate his activities with other entities referred to Nick by the Company in developing the concepts of the Company, and executing the Company's plans, and One Hundred and Fifty Thousand Shares.

4. iShop shall issue options to Nick to purchase 150,000 shares of iShop's non-voting common stock exercisable at $0.50 per share.

5. At a minimum, Nick will be on post from 1 am to 15-20 hours per week pm on weekdays, and Nick will make himself available for presentations, meetings, analysis, research, development and field work as required by the Board of Directors of the Company. Nick shall be paid a salary of $ NA per week for his time on post

6. The Stocks issued to Nick are subject to whatever uniform restrictions as required by law. These are the same restrictions that the Officers of the Company are subject to.

7. Nick shall keep all information about the Company and it's contacts, methods of operation and business concepts confidential, and shall not divulge this information to any other parties, without express written permission of the Company.

8. Nick shall not engage in any projects that are similar or in competition with the company.

9.Term - The Term of This Agreement shall commence on the first day above written and continue in force until one year after the Company goes public.

10. This Agreement may be replaced by incorporating similar provisions into the shareholder's agreement or a more complete agreement at a later date with consent of the Board of Directors and Nick.

11. The Company shall assist Nick with resources reasonably available to the Company at the discretion of the Board of Directors of the Company.

12. This agreement is subject to New York Law.

13. Nick shall not make any representations to any third parties on behalf of the Company without express approval and written permission of the Company.

14. Nick shall operate at the Company headquarters located at 334 Main Street, Port Washington, NY, 11050.

15. In case of non-fulfillment of duties all privileges granted under this Agreement are terminated, and any Stock issued in good faith and stock optio are invalid immediately and shall be returned to the Company. Notice will be issued for corrective measures prior to any termination.

16. Nick agrees not to circumvent the Company in any way and not assist or work with any and all competing companies and entities during or after the termination of this Agreement

IN WITNESS WHEREOF, the parties have executed this Agreement as of the first day written above:

iShopNoMarkup.com, Inc.

By:

      YOUSE NEISSANI
      --------------
      Yousef Neissani - CEO Chairman iShopNoMarkup.com, Inc.

Name:
     DAVID NICK DILUCIA
     ------------------
     David Nick DiLucia

EXHIBIT 10.11 BORKOP

                                  AGREEMENT

Agreement dated 10November, 1999, is among and between iShopNoMarkup.com, Inc., having a place of business at 334 Main Street, Port Washington NY 11050 (Herein "iShop" or "Company") and Scott Brockop having a place of business at 86 Brookhill Ave. Edison, NJ 08817 (herein "S.Brockop")

WHEREAS, iShop is in the process of developing an Internet Mall and requires assistance in developing it's concepts and Internet related projects, and

WHEREAS, S.Brockop is desirous of working with iShop to develop iShop's concepts and provide assistance to iShop and be responsible for certain aspects of iShop's duties and responsibilities as determined by the Board of Directors of iShop (BOD), and S.Brockop accepts such responsibilities as determined by the BOD of iShop,

NOW THEREFORE, in consideration of mutual promises, covenants, undertakings, terms and condition and other good and valuable consideration, as contained herein, iShop and S.Brockop (Herein "The Parties"), agree as follows:

1. S.Brockop shall be responsible for duties and obligations assigned to S.Brockop by he BOD, and

2. S.Brockop shall serve as V.P. Corporate Finance (Herein "--") of iShop, and advise the Board of Directors of iShop of the best approaches in execu g the Company's plans, concepts and projects, and

3. S.Brockop shall coordinate his activities with other entities referred to S.Brockop by the Company in developing the concepts of the Company, and executing the Company's plans, and One Hundred and Fifty Thousand Shares.

4. iShop shall issue 50,000 shares to S.Brockop of iShop's non-voting common stock immediately upon execution of this agreement. Within90 days of execution this agreement an additional 50,000 shares will be issued to Scott Brockop.

5. At a minimum, S.Brockop will be on post from 10:30 am to 8:00 pm on weekdays, and S.Brockop will make himself available for presentations, meetings, analysis, research, development and field work as required by the Board of Directors of the Company. S.Brockop shall be paid a salary of $ 750.00 per week for his time on post

6. The Stocks issued to S.Brockop are subject to whatever uniform restrictions as required by law. These are the same restrictions that the Officers of the Company are subject to.

7. S.Brockop shall keep all information about the Company and it's contacts, methods of operation and business concepts confidential, and shall not divulge this information to any other parties, without express written permission of the Company.

8. S.Brockop shall not engage in any projects that are similar or in competition with the company.

9.Term - The Term of This Agreement shall commence on the first day above written and continue in force until one year after the Company goes public.

10. This Agreement may be replaced by incorporating similar provisions into the shareholder's agreement or a more complete agreement at a later date with consent of the Board of Directors and S.Brockop.

11. The Company shall assist S.Brockop with resources reasonably available to the Company at the discretion of the Board of Directors of the Company.

12. This agreement is subject to New York Law.

13. S.Brockop shall not make any representations to any third parties on behalf of the Company without express approval and written permission of the Company.

14. S.Brockop shall operate at the Company headquarters located at 334 Main Street, Port Washington, NY, 11050.

15. In case of non-fulfillment of duties all privileges granted under this Agreement are terminated, and any Stock issued in good faith and stock optio are invalid immediately and shall be returned to the Company. Notice will be issued for corrective measures prior to any termination.

16. S.Brockop agrees not to circumvent the Company in any way and not assist or work with any and all competing companies and entities during or after the termination of this Agreement

IN WITNESS WHEREOF, the parties have executed this Agreement as of th first day written above:

iShopNoMarkup.com, Inc.

By:

      YOUSE NEISSANI
      --------------
      Yousef Neissani - CEO

Name:
     SCOTT W. BROCKOP
     ------------------
     Scott W. Brockop

EXHIBIT 10.11.2 VALENTE

                                  AGREEMENT

Agreement effective 21 December, 1999, is among and between iShopNoMarkup.com, Inc., having a place of business at 334 Main Street, Port Washington NY 11050 (Herein "iShop" or "Company") and Sal Valente having a place of business at 12 Observatory Pl. Atlantic Highlands NJ,07716 (herein "SalValente")

WHEREAS, iShop is in the process of developing an Internet Mall and requires assistance in developing it's concepts and Internet related projects, and

WHEREAS, SalValente is desirous of working with iShop to develop iShop's concepts and provide assistance to iShop and be responsible for certain aspects of iShop's duties and responsibilities as determined by the Board of Directors of iShop (BOD), and SALVALENTE accepts such responsibilities as determined by the BOD of iShop,

NOW THEREFORE, in consideration of mutual promises, covenants, undertakings, terms and condition and other good and valuable consideration, as contain herein, iShop and SALVALENTE (Herein "The Parties"), agree as follows:

1. SalValente shall be responsible for duties and obligations assigned to SalValente by he BOD, and

2. SalValente shall serve as V.P. Investments Relations (Herein "---") of iShop, and advise the Board of Directors of iShop of the best approaches in executing the Company's plans, concepts and projects, and

3. SalValente shall coordinate his activities with other entities referred to SalValente by the Company in developing the concepts of the Company, and executing the Company's plans, and One Hundred and Fifty Thousand Shares.

4. iShop shall issue 50,000 shares to SalValente of iShop's non-voting common stock. Immediately upon execution of this agreement. Within 90 days of execution of this agreement an additional 25,000 shares will be issued to SalValente.

5. At a minimum, SalValente will be on post from 10:30 am to 8:00 pm on weekdays, and SalValente will make himself available for presentations, meetings, analysis, research, development and field work as required by the Board of Directors of the Company. SalValente shall be paid a salary of $ 400.00per week for his time on post

6. The Stocks issued to SalValente are subject to whatever uniform restrictions as required by law. These are the same restrictions that the Officers of the Company are subject to.

7. SalValente shall keep all information about the Company and it's contacts, methods of operation and business concepts confidential, and shall not divulge this information to any other parties, without express written permission of the Company.

8. SalValente shall not engage in any projects that are similar or in competition with the company.

9.Term - The Term of This Agreement shall commence on the first day above written and continue in force until one year after the Company goes public.

10. This Agreement may be replaced by incorporating similar provisions into the shareholder's agreement or a more complete agreement at a later date with consent of the Board of Directors and SalValente.

11. The Company shall assist SalValente with resources reasonably available to the Company at the discretion of the Board of Directors of the Company.

12. This agreement is subject to New York Law.

13. SalValente shall not make any representations to any third parties on behalf of the Company without express approval and written permission of the Company.

14. SalValente shall operate at the Company headquarters located at 334 Main Street, Port Washington, NY, 11050.

15. In case of non-fulfillment of duties all privileges granted under this Agreement are terminated, and any Stock issued in good faith and stock option are invalid immediately and shall be returned to the Company.

16. SalValente agrees not to circumvent the Company in any way and not assist or work with any and all competing companies and entities during the termination of this Agreement (3 year cap).

IN WITNESS WHEREOF, the parties have executed this Agreement as of the first day written above:

iShopNoMarkup.com, Inc.

By:

      YOUSE NEISSANI
      --------------
      Yousef Neissani - CEO

Name:
     SAL VALENTE
     -----------
     Sal Valente